UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELWARE

In re HANCOCK FABRICS, INC., *et al*.

Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor | Date

Signature of Joint Debtor | Date

[signature] 7/19/16

Signature of Authorized Individual* | Date

Rebecca Flick
Printed Name of Authorized Individual

Rebecca Flick
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

(in $000s)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS	CURRENT MONTH	CUMULATIVE FILING TO DATE
	All Accounts[1]	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	20,522	20,522	3,900
RECEIPTS			
CASH SALES	7,360	7,360	35,938
ACCOUNTS RECEIVABLE	36,115	36,115	158,362
LOANS AND ADVANCES	0	0	0
SALE OF ASSETS	0	0	(0)
OTHER (ATTACH LIST)	0	0	68,867
TRANSFERS (FROM DIP ACCTS)	0	0	(0)
		0	0
TOTAL RECEIPTS	43,475	43,475	263,167
DISBURSEMENTS			
NET PAYROLL	2,731	2,731	14,356
PAYROLL TAXES	896	896	4,772
SALES, USE, & OTHER TAXES	2,974	2,974	12,549
INVENTORY PURCHASES	145	145	16,170
SECURED/ RENTAL/ LEASES	1,474	1,474	7,132
INSURANCE	479	479	3,170
ADMINISTRATIVE	1,437	1,437	6,461
SELLING	3	3	917
OTHER (ATTACH LIST)	32,278	32,278	100,590
NET LOAN PAYDOWN	1,000	1,000	74,008
OWNER DRAW *	0	0	0
TRANSFERS (TO DIP ACCTS)	0	0	(0)
PROFESSIONAL FEES [2]	1,357	1,357	7,665
U.S. TRUSTEE QUARTERLY FEES	0	0	56
COURT COSTS	0	0	0
TOTAL DISBURSEMENTS	44,774	44,774	247,845
NET CASH FLOW	(1,300)	(1,300)	15,323
(RECEIPTS LESS DISBURSEMENTS)			
CASH - END OF MONTH	19,223	19,223	19,223

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$44,774
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
LESS: SALES PAID TO LIQUIDATOR	($32,147)
LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR	($5,649)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$2,434
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$9,412

Note 1: The Debtor consolidates all cash accounts into one summary and, thus, is reporting its bank accounts on a consolidated basis. Bank reconciliations are shown individually on schedule MOR-1a.
Note 2: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

OTHER DISBURSEMENTS	AMOUNT
COMMON CARRIER	103
PAYMENTS MADE TO LIQUIDATOR (GA)	32,147
PROF FEES (ORINARY COURSE)	19
LIQUIDATOR CHARGES	8
Total Other Disbursements	32,278

OTHER CASH RECEIPTS	
	0
Total Other Cash Receipts	0

(in $000s)

	16-10296 Hancock Fabrics, Inc.	16-10297 Hancock Fabrics, LLC	16-10299 hancockfabrics.com, Inc.	16-10301 HF Merchandising, Inc.	16-10302 HF Resources, Inc.	16-10300 HF Enterprises, Inc.	16-10298 Hancock Fabrics of MI, Inc.	Total
Cash Beg Of Month	$ 18,530	$ 1,110	$ 428	$ 454	$ -	$ -	$ -	$ 20,522
Total Reciepts	$ 39,254	$ 2,352	$ 907	$ 962	$ -	$ -	$ -	$ 43,475
Disbursements	$ 8,499	$ 509	$ 196	$ 208	$ -	$ -	$ -	$ 9,412
Sales Paid to Liquidator	$ 29,026	$ 1,739	$ 670	$ 712	$ -	$ -	$ -	$ 32,147
Disb made on behalf of Liquidator	$ 5,100	$ 306	$ 118	$ 125	$ -	$ -	$ -	$ 5,649
Estate Disb Made By Outside Sources	$ 2,198	$ 132	$ 51	$ 54	$ -	$ -	$ -	$ 2,434
Net Cash Flow	$ (1,173)	$ (70)	$ (27)	$ (29)	$ -	$ -	$ -	$ (1,300)
Cash End of Month	$ 17,357	$ 1,040	$ 401	$ 426	$ -	$ -	$ -	$ 19,223

Note : Amounts were allocated to each entity based upon the Entities Retail Salaries & Wages as a percentage of Total Company Retail Salaries & Wages. See Summary P&L at end of report

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

Major	Minor	Location	Account Name	Category	P5 2016	
401	11	999	Petty Cash Stores	Petty Cash	71,640.60	
402	11	999	BancorpSouth - Concentration	Corporate Bank Accounts	1,044,991.20	
402	31	999	BancorpSouth - Elavon/GECC	Corporate Bank Accounts	200,000.00	
402	41	999	Wells Fargo - TX Ad Valorem	Corporate Bank Accounts	250,000.00	
402	51	999	Wells Fargo - Operating	Corporate Bank Accounts	12,251,266.20	
402	61	999	Wells Fargo - Utility Account	Corporate Bank Accounts	371,260.00	
402	71	999	BancorpSouth - Operating Acct.	Corporate Bank Accounts	1,898,367.85	
402	81	999	BancorpSouth - Accounts Payable	Corporate Bank Accounts	60,540.59	
402	91	999	Wells Fargo - Consignment Escrow	Corporate Bank Accounts	2,024,158.69	
402	101	999	BancorpSouth - Admin Payroll	Corporate Bank Accounts	71,766.03	
402	131	999	BancorpSouth - Hourly Payroll	Corporate Bank Accounts	51,591.89	
402	511	999	PNC Bank Resources	Corporate Bank Accounts	10,599.42	
402	521	999	PNC Bank Enterprises	Corporate Bank Accounts	8,227.21	18,242,769.08
404	11	1025	Store Bank Accounts	Store Bank Accounts	416.06	
404	11	1031	Store Bank Accounts	Store Bank Accounts	218,876.58	
404	11	1055	Store Bank Accounts	Store Bank Accounts	139,103.96	
404	11	1060	Store Bank Accounts	Store Bank Accounts	148,635.34	
404	11	1090	Store Bank Accounts	Store Bank Accounts	15,717.24	
404	11	1127	Store Bank Accounts	Store Bank Accounts	7,494.77	
404	11	1146	Store Bank Accounts	Store Bank Accounts	78,051.59	
404	11	1249	Store Bank Accounts	Store Bank Accounts	23,422.12	
404	11	1285	Store Bank Accounts	Store Bank Accounts	353.67	
404	11	1294	Store Bank Accounts	Store Bank Accounts	18,318.05	
404	11	1543	Store Bank Accounts	Store Bank Accounts	17,870.66	
404	11	1621	Store Bank Accounts	Store Bank Accounts	12,318.07	
404	11	1668	Store Bank Accounts	Store Bank Accounts	8,375.44	
404	11	1674	Store Bank Accounts	Store Bank Accounts	21,751.35	
404	11	1675	Store Bank Accounts	Store Bank Accounts	8,823.47	
404	11	1685	Store Bank Accounts	Store Bank Accounts	11,517.48	
404	11	1696	Store Bank Accounts	Store Bank Accounts	144,506.99	
404	11	1702	Store Bank Accounts	Store Bank Accounts	17,736.09	
404	11	1769	Store Bank Accounts	Store Bank Accounts	8,071.27	
404	11	6049	Store Bank Accounts	Store Bank Accounts	2,619.52	
404	11	6193	Store Bank Accounts	Store Bank Accounts	4,430.20	908,409.92
CASH - END OF MONTH (MOR-1)					19,222,819.60	
405	11		Store Credit Cards	Store Credit Card Accounts	18,603.73	
UNRESTRICTED CASH AND EQUIVALENTS (MOR-3)					**19,241,423.33**	

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

	BancorpSouth - Concentration [redacted]	BancorpSouth - Elavon/GECC [redacted]
Balance per books	**1,044,991.20**	**200,000.00**
Bank Balance	**1,054,750.38**	**200,000.00**
Deposits in Transit	-	-
In-Transit Sweeps	-	-
Outstanding Checks	-	-
Deposits in Op Account	-	-
Reclass of Oustanding Checks to A/P	-	-
Unposted GL Entries	(9,759.18)	-
Adjusted Bank Balance	**1,044,991.20**	**200,000.00**

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

	BancorpSouth - Operating Acct. [redacted]	BancorpSouth - Admin Payroll [redacted]
Balance per books	**1,898,367.85**	**71,766.03**
Bank Balance	**1,906,348.33**	**55,012.79**
Deposits in Transit	-	-
In-Transit Sweeps	-	-
Outstanding Checks	-	-
Deposits in Op Account	-	-
Reclass of Oustanding Checks to A/P	-	-
Unposted GL Entries	(7,980.48)	16,753.24
Adjusted Bank Balance	**1,898,367.85**	**71,766.03**

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

	BancorpSouth - Hourly Payroll [redacted]	Wells Fargo Bank- HF Resources [redacted]
Balance per books	**51,591.89**	**10,599.42**
Bank Balance	**52,577.08**	**10,599.42**
Deposits in Transit	-	-
In-Transit Sweeps	-	-
Outstanding Checks	-	-
Deposits in Op Account	-	-
Reclass of Oustanding Checks to A/P	-	
Unposted GL Entries	(985.19)	-
Adjusted Bank Balance	**51,591.89**	**10,599.42**

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

	Wells Fargo Bank-HF Enterprises [redacted]	Wells Fargo Bank-DIP-TX Ad Valorem [redacted]
Balance per books	**8,227.21**	**250,000.00**
Bank Balance	**13,205.75**	**250,000.00**
Deposits in Transit	-	-
In-Transit Sweeps	-	-
Outstanding Checks	-	-
Deposits in Op Account	-	-
Reclass of Oustanding Checks to A/P		
Unposted GL Entries	(4,978.54)	-
Adjusted Bank Balance	**8,227.21**	**250,000.00**

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

	Wells Fargo Bank-DIP-Utility Deposits [redacted]	Wells Fargo Bank-DIP-Operating [redacted]
Balance per books	**371,260.00**	**12,251,266.20**
Bank Balance	**371,260.00**	**12,251,266.20**
Deposits in Transit	-	-
In-Transit Sweeps	-	-
Outstanding Checks	-	-
Deposits in Op Account	-	-
Reclass of Oustanding Checks to A/P		
Unposted GL Entries	-	
Adjusted Bank Balance	**371,260.00**	**12,251,266.20**

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

	Wells Fargo Bank-DIP-Consignment [redacted]
Balance per books	**2,024,158.69**
Bank Balance	**2,023,776.25**
Deposits in Transit	-
In-Transit Sweeps	-
Outstanding Checks	-
Deposits in Op Account	-
Reclass of Oustanding Checks to A/P	
Unposted GL Entries	382.44
Adjusted Bank Balance	**2,024,158.69**

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

	BancorpSouth-Accounts Payable [redacted]
Balance per books	**60,540.59**
Bank Balance	**60,540.59**
Deposits in Transit	-
In-Transit Sweeps	-
Outstanding Checks	(1,574,277.97)
Deposits in Op Account	-
Reclass of Oustanding Checks to A/P	1,574,277.97
Unposted GL Entries	-
Adjusted Bank Balance	**60,540.59**

Deposits in Transit	**Date**	**Amount**
		-

Outstanding Checks	**Check No.**	**Amount**
	122127	216.00
	122141	106.62
	122161	111.18
	122170	8.01
	122187	96.40
	122188	17.49
	122208	23.60
	122233	72.00
	122246	35.54
	122287	24.00
	122298	35.54
	122325	45.66
	122337	15.77
	122345	72.00
	122359	35.54
	122833	22.50
	122881	72.00
	122892	35.54
	123114	24.00
	123139	35.54

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

BancorpSouth-Accounts Payable [redacted]	
123192	8.70
123197	16,336.06
123274	10.08
123536	1,558.24
123560	305.90
123616	660.00
123904	20.00
124071	6,000.00
124255	2,500.00
124371	109.50
124575	37.50
124597	49.60
124600	59.00
124601	89.90
124681	7,839.16
125026	12.00
125138	62.21
125433	454.61
125797	20.00
125894	587.00
126180	22,305.53
126333	117.38
126353	7.78
126374	28.59
126409	1,365.00
126482	89.66
126488	56.19
126491	6.63
126493	78.37
126498	13.74
126516	68.71
126518	52.85
126524	112.24
126525	49.08
126529	34.72
126530	109.41
126544	2,140.78
126545	73.35
126546	3,642.34
126560	64.20

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

BancorpSouth-Accounts Payable	
[redacted]	
126575	17,049.57
126595	1,917.54
126596	17.50
126758	54.88
126759	1,910.00
126761	1,233.83
126762	43.40
126763	47.45
126764	90.42
126765	573.32
126766	258.74
126767	255.26
126768	1,281.86
126769	35.18
126770	1,788.41
126771	942.31
126772	46.69
126773	154.51
126774	39.16
126775	111.78
126776	118.48
126777	41.00
126778	236.35
126779	2,214.96
126780	1,364.23
126781	52.38
126782	2,648.57
126783	135.80
126784	82.64
126785	38.09
126786	235.39
126787	42.51
126788	65.03
126789	191.54
126790	60.84
126791	93.90
126792	75.03
126793	61.49
126794	32.19
126795	113.45

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

BancorpSouth-Accounts Payable	
[redacted]	
126796	1,717.09
126797	52.21
126618	8,629.31
126619	14,851.41
126620	6,749.66
126621	7,519.41
126622	10,927.34
126623	11,142.22
126624	6,817.00
126625	9,915.26
126626	6,383.33
126627	2,650.00
126628	5,000.00
126629	12,109.28
126630	10,680.28
126631	8,374.70
126632	7,408.23
126633	8,229.60
126634	11,260.35
126635	7,100.00
126636	6,420.00
126637	11,193.33
126638	9,228.34
126639	11,250.00
126640	8,109.00
126641	5,591.25
126642	20,194.00
126643	12,066.55
126644	10,000.00
126645	7,100.00
126646	9,895.84
126647	10,291.67
126648	5,150.95
126649	10,000.00
126650	8,744.55
126651	10,189.55
126652	5,333.33
126653	10,610.27
126654	7,650.00
126655	5,110.42

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

BancorpSouth-Accounts Payable
[redacted]

126656	7,081.67
126657	9,829.93
126658	6,650.00
126659	17,011.69
126660	10,125.00
126661	100.00
126662	7,320.95
126663	10,588.75
126664	6,322.00
126665	11,959.26
126666	13,445.47
126667	8,200.00
126668	5,059.35
126669	11,740.80
126670	4,522.50
126671	8,208.25
126672	11,096.56
126673	10,758.55
126674	9,114.72
126675	9,466.25
126676	5,387.27
126677	4,000.00
126678	8,057.92
126679	14,337.00
126680	15,655.65
126681	4,238.76
126682	6,946.50
126683	11,334.81
126684	11,448.60
126685	7,083.34
126686	8,482.50
126687	7,807.25
126688	5,562.80
126689	6,575.12
126690	14,342.10
126691	5,833.33
126692	9,373.76
126693	13,110.98
126694	6,650.00
126695	6,666.67

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

BancorpSouth-Accounts Payable
[redacted]

126696	8,462.83
126697	8,829.17
126698	13,615.47
126699	7,187.50
126700	10,465.35
126701	7,291.67
126702	6,302.08
126703	8,666.66
126704	4,583.33
126705	3,985.00
126706	4,000.00
126707	6,562.50
126708	6,500.00
126709	10,066.66
126710	13,046.67
126711	8,486.20
126712	5,700.00
126713	4,438.08
126714	5,041.00
126715	8,190.00
126716	8,750.00
126717	12,100.00
126718	9,442.00
126719	5,270.83
126720	7,083.33
126721	11,112.01
126722	8,547.41
126723	12,137.63
126724	6,140.83
126725	5,799.75
126726	4,339.48
126727	9,333.33
126728	8,333.33
126729	15,193.83
126730	12,051.71
126731	3,250.00
126732	10,008.35
126733	3,862.50
126734	10,302.50
126735	7,201.59

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

BancorpSouth-Accounts Payable
[redacted]

126736	6,666.67
126737	6,200.00
126738	7,729.17
126739	5,625.00
126740	100.00
126741	13,036.94
126742	1,100.03
126743	8,541.67
126744	11,347.92
126745	7,083.33
126746	15,966.29
126747	6,983.34
126748	7,313.80
126749	12,253.61
126750	6,416.67
126751	7,506.30
126752	2,125.00
126753	6,925.59
126754	10,000.00
126755	8,154.25
126798	37.49
126799	171.11
126800	1,286.99
126801	1,888.95
126802	1,135.07
126803	159.00
126804	268.46
126805	2,121.30
126806	3,215.90
126807	800.00
126808	676.56
126809	1,067.47
126810	3,068.08
126811	2,262.25
126812	158,150.74
126813	1,029.98
126814	1,343.18
126815	1,023.35
126816	229.05
126817	574.44

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

BancorpSouth-Accounts Payable
[redacted]

126818	51.15
126819	3,655.98
126820	1,388.23
126821	130.60
126822	1,143.70
126823	41.12
126824	42.40
126825	2,061.59
126826	1,762.34
126827	530.94
126828	1,605.11
126829	2,287.39
126830	17,087.08
126831	1,278.36
126832	4,250.63
126833	43.46
126834	6,763.11
126835	1,517.92
126836	73.28
126837	18.73
126838	1,022.42
126839	1,241.25
126840	28.44
126841	5,986.22
126842	50,113.26
126843	48.94
126844	2,019.14
126845	465.00
126846	31.76
126847	1,307.49
126848	133.81
126850	60.27
126851	27.56
126852	3,369.20
126853	3,017.22
126854	54.56
126855	49.22
126856	1,945.07
126857	73.56
126858	6,161.16

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

BancorpSouth-Accounts Payable	
[redacted]	
126860	19.44
126861	73.60
126862	56.53
126863	58.74
126864	35.00
126865	8.30
126866	72.00
126867	33.38
126868	83.58
126869	81.82
126870	37.50
126871	35.89
126872	34.38
126873	53.21
126874	7.56
126875	27.12
126876	80.43
126877	34.62
126878	131.39
126879	20.87
	1,574,277.97

In re HANCOCK FABRICS, INC., et al. Case No. 16-10296 (BLS)	1025		1031		1055	
Reporting Period: 05/29/16 - 07/02/16	Simmons First National Bank [redacted]		Wells Fargo Various accounts		Regions Various accounts	
Balance per books		**416.06**		**218,876.58**		**139,103.96**
Bank Balance		**395.64**		**96,176.24**		**62,633.58**
Deposits in Transit		-		110,080.35		71,958.43
In-Transit Sweeps		-		-		-
Outstanding Checks		-		-		-
Deposits in Op Account		-		10,162.52		-
Unposted GL Entries		20.42		2,457.47		4,511.95
Adjusted Bank Balance		**416.06**		**218,876.58**		**139,103.96**
Deposits in Transit			6/30/2016	2,858.27	7/1/2016	33,815.31
			7/1/2016	53,816.22	7/2/2016	38,143.12
			7/2/2016	53,405.86		
		-		110,080.35		71,958.43

In re HANCOCK FABRICS, INC., et al. Case No. 16-10296 (BLS)	1060		1090		1127	
Reporting Period: 05/29/16 - 07/02/16	JP Morgan Chase [redacted]		BancFirst [redacted]		First Bank [redacted]	
Balance per books		**148,635.34**		**15,717.24**		**7,494.77**
Bank Balance		**50,894.64**		**16,074.02**		**5,141.04**
Deposits in Transit		84,884.66		-		4,026.18
In-Transit Sweeps		-		-		(1,744.30)
Outstanding Checks		-		-		-
Deposits in Op Account		-		-		-
Unposted GL Entries		12,856.04		(356.78)		71.85
Adjusted Bank Balance		**148,635.34**		**15,717.24**		**7,494.77**
Deposits in Transit	6/29/2016	5,328.24			6/30/2016	1,572.63
	6/30/2016	28,531.77			7/1/2016	761.71
	7/2/2016	51,024.65			7/2/2016	1,691.84
		84,884.66		-		4,026.18

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)

Reporting Period: 05/29/16 - 07/02/16

	1146		1249		1285	
	Wells Fargo (Wachovia) [redacted]		Wells Fargo LLC Various accounts		SunTrust Bank [redacted]	
Balance per books		**78,051.59**		**23,422.12**		**353.67**
Bank Balance		**37,159.77**		**10,440.07**		**341.67**
Deposits in Transit		51,508.58		10,702.37		-
In-Transit Sweeps		-		-		-
Outstanding Checks		-		-		-
Deposits in Op Account		-		-		-
Unposted GL Entries		(10,616.76)		2,279.68		12.00
Adjusted Bank Balance		**78,051.59**		**23,422.12**		**353.67**
Deposits in Transit	6/17/2016	10,087.57	7/1/2016	5,358.63		
	6/27/2016	2,309.50	7/2/2016	5,343.74		
	6/28/2016	1,692.39				
	6/30/2016	4,818.84				
	7/1/2016	23,699.57				
	7/2/2016	8,900.71				
		51,508.58		10,702.37		-

In re HANCOCK FABRICS, INC., et al. Case No. 16-10296 (BLS)	1294		1543		1621	
Reporting Period: 05/29/16 - 07/02/16	Bank of Oklahoma [redacted]		Commerce Bank [redacted]		First National Bank [redacted]	
Balance per books		**18,318.05**		**17,870.66**		**12,318.07**
Bank Balance		**14,370.30**		**14,186.04**		**8,455.36**
Deposits in Transit		4,943.69		4,557.31		4,536.42
In-Transit Sweeps		(1,403.30)		(895.10)		(706.09)
Outstanding Checks		-		-		-
Deposits in Op Account		-		-		-
Unposted GL Entries		407.36		22.41		32.38
Adjusted Bank Balance		**18,318.05**		**17,870.66**		**12,318.07**
Deposits in Transit	6/30/2016	1,287.35	6/30/2016	1,007.39	6/30/2016	1,138.01
	7/1/2016	1,455.57	7/1/2016	1,204.16	7/1/2016	1,577.86
	7/2/2016	2,200.77	7/2/2016	2,345.76	7/2/2016	1,820.55
		4,943.69		4,557.31		4,536.42

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)

Reporting Period: 05/29/16 - 07/02/16

	1668		1674		1675	
	American National Bank [redacted]		BancFirst [redacted]		BMO Harris Bank [redacted]	
Balance per books		**8,375.44**		**21,751.35**		**8,823.47**
Bank Balance		**6,132.14**		**21,743.80**		**5,274.42**
Deposits in Transit		2,891.94		-		4,374.54
In-Transit Sweeps		(662.10)		-		(937.69)
Outstanding Checks		-		-		-
Deposits in Op Account		-		-		-
Unposted GL Entries		13.46		7.55		112.20
Adjusted Bank Balance		**8,375.44**		**21,751.35**		**8,823.47**
Deposits in Transit	6/30/2016	991.80			6/30/2016	1,278.00
	7/1/2016	694.44			7/1/2016	1,557.72
	7/2/2016	1,205.70			7/2/2016	1,538.82
		2,891.94		-		4,374.54

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)

Reporting Period: 05/29/16 - 07/02/16

		1685		1696		1702
	First Merit Bank		PNC Bank		US Bank	
	[redacted]		[redacted]		[redacted]	
Balance per books		**11,517.48**		**144,506.99**		**17,736.09**
Bank Balance		**8,722.69**		**140,303.37**		**17,668.95**
Deposits in Transit		4,155.65		4,178.00		-
In-Transit Sweeps		(1,414.54)		-		-
Outstanding Checks		-		-		-
Deposits in Op Account		-		-		-
Unposted GL Entries		53.68		25.62		67.14
Adjusted Bank Balance		**11,517.48**		**144,506.99**		**17,736.09**
Deposits in Transit	6/30/2016	1,751.71	7/1/2016	1,581.46		
	7/1/2016	1,239.07	7/2/2016	1,389.74		
	7/2/2016	1,164.87	7/1/2016	1,206.80		
		4,155.65		4,178.00		-

In re HANCOCK FABRICS, INC., et al. Case No. 16-10296 (BLS)	1769	6049	6193
Reporting Period: 05/29/16 - 07/02/16	Commercial National Bank [redacted]	Genoa Bank [redacted]	Associated Bank N.A. [redacted]
Balance per books	**8,071.27**	**2,619.52**	**4,430.20**
Bank Balance	**8,044.98**	**2,789.35**	**4,931.50**
Deposits in Transit	-	-	-
In-Transit Sweeps	-	-	-
Outstanding Checks	-	-	-
Deposits in Op Account	-	-	-
Unposted GL Entries	26.29	(169.83)	(501.30)
Adjusted Bank Balance	**8,071.27**	**2,619.52**	**4,430.20**
Deposits in Transit			
	-	-	-

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in $000s)

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Case Professionals			HANCOCK FABRICS, INC., et al.	154304	02/12/16			700	
Case Professionals			HANCOCK FABRICS, INC., et al.	133688	02/22/16			295	
Case Professionals			HANCOCK FABRICS, INC., et al.	194375	02/26/16			295	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/04/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			107	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/18/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		03/25/16			279	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			729	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			100	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			7	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/03/16			800	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16			95	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16			19	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/06/16			10	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/08/16			172	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/13/16			11	86
Case Professionals			HANCOCK FABRICS, INC., et al.		04/15/16			172	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/20/16			29	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/22/16			164	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/27/16			100	
Case Professionals			HANCOCK FABRICS, INC., et al.		04/27/16			31	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/29/16			163	
Case Professionals			HANCOCK FABRICS, INC., et al.		05/27/16			94	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/06/16			76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/13/16			76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/19/16			76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/23/16			273	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/18/16			69	163
Case Professionals			HANCOCK FABRICS, INC., et al.		06/24/16	287		287	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/17/16	208		208	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/13/16	81		81	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/10/16	239		239	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/03/16	196	2	196	2
Case Professionals			HANCOCK FABRICS, INC., et al.		06/14/16	100	1	100	1
Case Professionals			HANCOCK FABRICS, INC., et al.		06/27/16	85	123	85	123
Case Professionals			HANCOCK FABRICS, INC., et al.		06/23/16	3		3	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/03/16	30	2	30	2
			Totals			1,229	128	7,009	657

Note: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

STATEMENT OF OPERATIONS
(Income Statement)

(in $000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	38,084	183,078
Less: Returns and Allowances	0	0
Net Revenue	**$38,084**	**$183,078**
COST OF GOODS SOLD		
Beginning Inventory	42,803	95,238
Add: Purchases	946	24,348
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	(16,467)	(16,467)
Cost of Goods Sold	27,283	103,120
Gross Profit	10,801	79,958
OPERATING EXPENSES		
Advertising	26	1,286
Auto and Truck Expense	4	26
Bad Debts	(0)	4
Contributions	(0)	(0)
Employee Benefits Programs	245	1,313
Insider Compensation*	143	1,073
Insurance	366	1,209
Management Fees/Bonuses	22	146
Office Expense	69	392
Pension & Profit-Sharing Plans	171	752
Repairs and Maintenance	219	869
Rent and Lease Expense	881	7,943
Salaries/Commissions/Fees	3,300	16,268
Supplies	43	679
Taxes - Payroll	291	1,519
Taxes - Real Estate	293	1,736
Taxes - Other	98	283
Travel and Entertainment	34	266
Utilities	580	2,884
Other (attach schedule)	611	4,322
Total Operating Expenses Before Depreciation	**7,396**	**42,971**
Depreciation/Depletion/Amortization	460	1,672
Net Profit (Loss) Before Other Income & Expenses	**2,945**	**35,315**
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)	(16)	(74,187)
Interest Expense	211	5,973
Other Expense (attach schedule)	32,147	104,930
Net Profit (Loss) Before Reorganization Items	**(29,397)**	**(1,401)**
REORGANIZATION ITEMS		
Professional Fees [(1)]	1,357	7,808
U. S. Trustee Quarterly Fees	(0)	159
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(0)	(2)
Gain (Loss) from Sale of Equipment	(0)	(0)
Other Reorganization Expenses (attach schedule)	(0)	(0)
Total Reorganization Expenses	**1,357**	**7,965**
Income Taxes	0	0
Net Profit (Loss)	**($30,754)**	**($9,366)**

*"Insider" is defined in 11 U.S.C. Section 101(31).

Note 1: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

STATEMENT OF OPERATIONS - continuation sheet

(in $000s)

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
	$0	$0
	$0	$0
	$0	$0
	$0	$0
Total Other Costs	$0	$0
Other Operational Expenses		
Discount on Credit Card Sales	$505	$2,628
Outside D/C Labor	$0	$278
reclass ordinary pro fees to other	$31	$758
Over/Short	$28	$84
Miscellaneous Operating Expens	$0	$105
Outside Services	$18	$278
Recruiting Fees and Expenses	$7	$36
Outside Service - Inventory	$0	$104
GIFT CARD FEES	($0)	$19
Theft	$20	$21
Outside Services - Remodel	$0	$10
Employee Relations and Trainin	$0	$1
Total Other Operational Expenses	$611	$4,322
Other Income		
Commission Income	$0	($197)
Non - Operating Income	($16)	($73,990)
	$0	$0
Total Other Income	($16)	($74,187)
Other Expenses		
Non - Operating Expense	$30,858	$101,424
Reclass $800K Hillco Breakup Fee	$0	($800)
Gain or Loss on FA Disposition	$1,267	$4,095
Directors Fees	$18	$34
Check Authorization Fees	$0	$1
Transfer Agent Expense	$3	$10
Investor Relations	$0	$1
Commission Expense	$0	$163
Stockholder Service	$1	$2
Total Other Expenses	$32,147	$104,930
Other Reorganization Expenses		
	$0	$0
	$0	$0
Total Other Reorganization Expenses	$0	$0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for th bankruptcy proceeding, should be reported as a reorganization item.
Note 1: Represents reversal of accrual from prior accounting period.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
(in $000s)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	19,241	3,905
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0
Accounts Receivable (Net)	2,469	898
Notes Receivable	0	0
Inventories	16,467	95,238
Prepaid Expenses	3,138	2,235
Professional Retainers [1]	1,083	1,231
Other Current Assets (attach schedule)	3,057	1,523
TOTAL CURRENT ASSETS	$45,455	$105,031
PROPERTY AND EQUIPMENT		
Real Property and Improvements	26,959	26,959
Machinery and Equipment	405	405
Furniture, Fixtures and Office Equipment	39,129	54,986
Leasehold Improvements	3,574	8,145
Vehicles	482	642
Less Accumulated Depreciation	(48,227)	(60,393)
TOTAL PROPERTY & EQUIPMENT	$22,321	$30,744
OTHER ASSETS		
Loans to Insiders*	0	0
Other Assets (attach schedule)	4,276	5,671
TOTAL OTHER ASSETS	$4,276	$5,671
TOTAL ASSETS	$72,052	$141,446

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT EN CURRENT REPORTING
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	3,945	0
Taxes Payable (refer to FORM MOR-4)	3,802	0
Wages Payable	427	0
Accrued Expenses (attach schedule)	9,451	0
Notes Payable	(0)	0
Rent / Leases - Building/Equipment	2,860	0
Secured Debt - WF/GA/DBT	(258)	0
Professional Fees	(0)	0
Amounts Due to Insiders*	(0)	0
Other Postpetition Liabilities (attach schedule)	0	0
TOTAL POSTPETITION LIABILITIES	20,227	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt - 1st Lien (Revolver)	(0)	55,125
Secured Debt - 2nd Lien (Term)	5,000	17,500
Secured Debt - 3rd Lien (Notes)	8,204	8,204
Priority Debt	2,843	6,875
Other Prepetition Liabilities (attach schedule)	54,840	63,397
Unsecured Debt	25,290	25,836
TOTAL PRE-PETITION LIABILITIES	$96,177	$176,937
TOTAL LIABILITIES	$116,404	$176,937
OWNER EQUITY		
Capital Stock	371	371
Additional Paid-In Capital	93,478	93,478
Partners' Capital Account	(0)	(0)
Owner's Equity Account	(0)	(0)
Retained Earnings - Pre-Petition	(128,835)	(129,339)
Retained Earnings - Postpetition	(9,366)	(0)
Adjustments to Owner Equity (attach schedule)	(0)	(0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	(0)	(0)
NET OWNER EQUITY	($44,352)	($35,491)
TOTAL LIABILITIES AND OWNERS' EQUITY	$72,052	$141,446

*"Insider" is defined in 11 U.S.C. Section 101(31).
Note 1 - Reflects professional fee payments made prior to petition date.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

BALANCE SHEET - continuation sheet

(in $000s)

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	A/R - Independents	(1)	2
	A/R - Affinion Group	538	539
	A/R - Miscellaneous	(6)	202
	A/R Volume Discounts	0	14
	Due from Pension Fund	110	4
	Employee Signing Bonus A/R	1	26
	Insurance Claims Receivable	626	735
	SBLC Reserve (Held by Wells Fargo)	1,790	0
Total Current Other Assets		3,057	1,523
Other Assets			
	Utility Deposits	393	222
	Work Comp Loss Fund	192	192
	G/L Loss Fund	30	30
	FSA Deposit-UHC	8	8
	ADP Aline Pay Card Deposit	12	8
	A/R Hirschberg Schutz	254	254
	Goodwill (Net)	2,880	2,880
	Deferred Charges	465	2,077
	Chapter 11 Bankruptcy Deposits	30	0
	Other	12	0
Total Other Assets		4,276	5,671

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
		0	0
		0	0
Total Other Postpetition Liabilities		0	0
Other Prepetition Liabilities			
	Pension Liabilities	41,774	41,600
	Post Retirement Benefits	3,037	3,062
	Workers Comp Reserves	1	2,655
	Accrued Rent Liability - ST	1,062	1,630
	Accrued Real Estate Taxes - LL	1,652	1,974
	Accrued Franchise Taxes	6	57
	Capital Lease Obligation	2,280	2,209
	Stepped Rent	1,445	1,975
	Unapplied Rent Credit	844	1,618
	Mdse Liability Reserves / Adjustments	1,004	4,824
	L/T Deferred Comp	1,013	1,070
	Accrued G/L Liability - ST	723	723
Total Other Prepetition Liabilities		54,840	63,397

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

BALANCE SHEET - continuation sheet

(in $000s)

Accrued Expenses - Detail			
	Due to Liquidator	3,916	0
	Holding-A/P Warehouse	3,561	0
	AP Utilities	48	0
	Medical Ins	285	0
	Accrued Tax Balance	1	0
	Accrued Int NP	699	0
	Accounts Payable Other	364	0
	US Trustee Quarterly Fees	105	0
	Other	471	0
Total Accrued Expenses - Detail		9,451	0

Adjustments to Owner Equity			
		0	0
		0	0
		0	0
Total Adjustments to Owner Equity		0	0
Postpetition Contributions (Distributions) (Draws)			
		0	0
		0	0
		0	0
Total Postpetition Contributions (Distributions) (Draws)		0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
(in $000s)

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
Withholding	93	268	246	6/2,6/9, 6/10,6/16, 6/23, 6/24, 6/30	EFT	115
FICA-Employee	14	259	254	6/2,6/9, 6/10,6/16, 6/23, 6/24, 6/30	EFT	19
FICA-Employer	14	259	254	6/2,6/9, 6/10,6/16, 6/23, 6/24, 6/30	EFT	19
Unemployment	0		0		EFT	0
Income	0		0			0
Other:	0		0			0
Total Federal Taxes	120	787	754			153
State and Local						
Withholding	-9	81	84	6/2,6/9, 6/10,6/16, 6/23, 6/24, 6/30	EFT	-11
Sales	2,377	2,995	2,908	6/8, 6/14, 6/20, 6/23, 6/30	EFT	2,464
Excise	0		0			0
Unemployment	0		0		EFT	0
Real Property	834	214	97	6/7, 6/22, 6/24, 6/30		951
Personal Property	205	48	8	6/6, 6/16	EFT	244
Other:	0		0			0
Total State and Local	3,407	3,339	3,097			3,649
Total Taxes	3,527	4,126	3,850			3,802

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due				
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0	3,945				3,945
Wages Payable		427				427
Taxes Payable		3,802				3,802
Rent/Leases-Building		2,860				2,860
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:						0
Other:						0
Total Postpetition Debts		11,034	0	0	0	11,034

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 05/29/16 - 07/02/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in $000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	4,145
+ Amounts billed during the period	34,438
- Amounts collected during the period	(36,115)
Total Accounts Receivable at the end of the reporting period	**2,469**
Accounts Receivable Aging	**Amount**
0 - 30 days old	2,469
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	**2,469**
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	**2,469**

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Note 1: GOB sale approved as part of the financing Order.

De Minimis Assests Sold	Purchaser	Purchase Price	Significant terms of the sale agreement	Connections between the debtor and the purchaser	Payment	Deposit Date
Fabric processing machines (9)	Fabric Merchants	$ 17,100	$1900 per machine	Vendor	$ 10,475	6/13/2016
Fabric processing machines (7)	Santee Print	$ 13,300	$1900 per machine	Vendor	$ 13,300	6/13/2016
Shrink Wrap Machine	Shrink Tech Systems	$ 15,000	$15,000 for the machine and supplies	Manufacturer	$ 15,000	6/13/2016
Welding Machine	Jason Hall	$ 600	Welding Machine	Employee	$ 600	6/13/2016
Company vehicles (5)	McGee Farms	$ 11,592	2010 Dodge Journey ($1,496), 2010 Dodge Journey ($1,596), 2011 Chrysler Town & Country ($2,500), 2009 Chevrolet Equinox ($3,500), & 2011 Dodge Nitro ($2500)	None	$ 11,592	6/30/2016
2013 Ford Escape	Rickey Donahue	$ 5,207	Car (Dents in side door)	Employee	$ 5,207	6/30/2016
Bent racking uprights	Jason Hall	$ 360	None	Employee	$ 360	6/27/2016
2015 Dodge Journey	Mike Smith	$ 6,893	Multiple damage on right side	Employee	$ 6,893	6/27/2016
Dock Fans (5)	Pat Jones	$ 100	$20 per fan	Employee	$ 100	7/1/2016
Dock Fans (2)	John Watson	$ 40	$20 per fan	Employee	$ 40	7/1/2016
Totals		**$ 70,192**			**$ 63,567**	

Hancock Fabrics
2015 P&L Allocation
(in dollars)

	Total 2015	Hancock Fabrics, Inc. 16-10296	Hancock Fabrics, LLC 16-10297	Hancock Fabrics of MI 16-10298	Hancockfabrics.com 16-10299	HF Enterprises, Inc. 16-10300	HF Merchandising, Inc. 16-10301	HF Resources, Inc. 16-10302
Net Sales	269,710,160	248,567,492	13,783,691	-	7,358,977	-	-	-
COGS	161,369,217	148,899,207	7,500,765	-	4,969,235	-	9	-
Gross Margin	108,340,944	74,615,955	5,028,830	-	2,389,741	-	26,306,417	-
Store-ops Expenses	115,592,738	95,064,177	5,621,492	-	2,950,085	(7,896,623)	29,082,686	(9,229,079)
General and Admin Expenses	12,189,378	6,596,304	113,726	-	316	3,317	5,472,398	3,317
Total Expenses	127,782,116	101,660,481	5,735,218	-	2,950,401	(7,893,307)	34,555,084	(9,225,762)
Total Net Income/(Loss)	(19,441,172)	(27,044,526)	(706,388)	-	(560,659)	7,893,307	(8,248,667)	9,225,762
Memo:								
Retail Salary & Wages (included in Store-ops Exp)	33,132,429	29,915,659	1,792,489	-	690,871	-	733,410	-